1© 2017 | Earnings Webcast & Conference Call Second Quarter and First Six Months of Fiscal Year 2018 EXHIBIT 99.2

© 2017 | Forward-Looking Statements This presentation and other written or oral statements made from time to time by representatives of Broadridge Financial Solutions, Inc. ("Broadridge" or the "Company") may contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Statements that are not historical in nature, and which may be identified by the use of words such as “expects,” “assumes,” “projects,” “anticipates,” “estimates,” “we believe,” “could be” and other words of similar meaning, are forward-looking statements. In particular, information appearing in the “Fiscal Year 2018 Financial Guidance” section are forward-looking statements. These statements are based on management’s expectations and assumptions and are subject to risks and uncertainties that may cause actual results to differ materially from those expressed. These risks and uncertainties include those risk factors discussed in Part I, “Item 1A. Risk Factors” of our Annual Report on Form 10-K for the fiscal year ended June 30, 2017 (the “2017 Annual Report”), as they may be updated in any future reports filed with the Securities and Exchange Commission. All forward-looking statements speak only as of the date of this presentation and are expressly qualified in their entirety by reference to the factors discussed in the 2017 Annual Report. These risks include: the success of Broadridge in retaining and selling additional services to its existing clients and in obtaining new clients; Broadridge’s reliance on a relatively small number of clients, the continued financial health of those clients, and the continued use by such clients of Broadridge’s services with favorable pricing terms; any material breach of Broadridge security affecting its clients’ customer information; changes in laws and regulations affecting Broadridge’s clients or the services provided by Broadridge; declines in participation and activity in the securities markets; the failure of Broadridge’s outsourced data center services provider to provide the anticipated levels of service; a disaster or other significant slowdown or failure of Broadridge’s systems or error in the performance of Broadridge’s services; overall market and economic conditions and their impact on the securities markets; Broadridge’s failure to keep pace with changes in technology and demands of its clients; Broadridge’s ability to attract and retain key personnel; the impact of new acquisitions and divestitures; and competitive conditions. Broadridge disclaims any obligation to update or revise forward-looking statements that may be made to reflect events or circumstances that arise after the date made or to reflect the occurrence of unanticipated events, other than as required by law. 2

© 2017 | Use of Non-GAAP Financial Measures Explanation and Reconciliation of the Company’s Use of Non-GAAP Financial Measures The Company’s results in this presentation are presented in accordance with U.S. generally accepted accounting principles ("GAAP") except where otherwise noted. In certain circumstances, results have been presented that are not generally accepted accounting principles measures (“Non-GAAP”). These Non-GAAP measures are Adjusted Operating income, Adjusted Operating income margin, Adjusted Net earnings, Adjusted earnings per share, and Free cash flow. These Non-GAAP financial measures should be viewed in addition to, and not as a substitute for, the Company’s reported results. The Company believes its Non-GAAP financial measures help investors understand how management plans, measures and evaluates the Company’s business performance. Management believes that Non-GAAP measures provide consistency in its financial reporting and facilitates investors’ understanding of the Company’s operating results and trends by providing an additional basis for comparison. Management uses these Non-GAAP financial measures to, among other things, evaluate the Company's ongoing operations, for internal planning and forecasting purposes and in the calculation of performance-based compensation. In addition, and as a consequence of the importance of these Non-GAAP financial measures in managing its business, the Company’s Compensation Committee of the Board of Directors incorporates Non-GAAP financial measures in the evaluation process for determining management compensation. Adjusted Operating Income, Adjusted Operating Income Margin, Adjusted Net Earnings and Adjusted Earnings per Share These Non-GAAP measures reflect Operating income, Operating income margin, Net earnings, and Diluted earnings per share, as adjusted to exclude the impact of certain costs, expenses, gains and losses and other specified items that management believes are not indicative of our ongoing operating performance. These adjusted measures exclude the impact of Amortization of Acquired Intangibles and Purchased Intellectual Property, Acquisition and Integration Costs, and Tax Act items. Amortization of Acquired Intangibles and Purchased Intellectual Property represents non-cash expenses associated with the Company's acquisition activities. Acquisition and Integration Costs represent certain transaction and integration costs associated with the Company’s acquisition activities. Tax Act items represent the net impact of a U.S. federal transition tax on earnings of certain foreign subsidiaries, foreign jurisdiction withholding taxes and certain benefits related to the remeasurement of the Company's net U.S. federal and state deferred tax liabilities attributable to the Tax Cuts and Jobs Act (the "Tax Act"). The Company excludes Amortization of Acquired Intangibles and Purchased Intellectual Property, Acquisition and Integration Costs, and Tax Act items from these measures because excluding such information provides the Company with an understanding of the results from the primary operations of its business and these items do not reflect ordinary operations or earnings. Management believes these measures may be useful to an investor in evaluating the underlying operating performance of the Company's business. Free Cash Flow In addition to the Non-GAAP financial measures discussed above, we provide Free cash flow information because we consider Free cash flow to be a liquidity measure that provides useful information to management and investors about the amount of cash generated that could be used for dividends, share repurchases, strategic acquisitions, other investments, as well as debt servicing. Free cash flow is a Non-GAAP financial measure and is defined by the Company as Net cash flows provided by operating activities less Capital expenditures as well as Software purchases and capitalized internal use software. Reconciliations of such Non-GAAP measures to the most directly comparable financial measures presented in accordance with GAAP can be found in the tables that are part of this presentation. Use of Material Contained Herein The information contained in this presentation is being provided for your convenience and information only. This information is accurate as of the date of its initial presentation. If you plan to use this information for any purpose, verification of its continued accuracy is your responsibility. Broadridge assumes no duty to update or revise the information contained in this presentation. 3

© 2017 | Second Quarter 2018 Highlights and Financial Summary ▪ Strong second quarter 2018 financial results • Total revenues up 13% to $1.01 billion • Recurring fee revenue growth of 5% to $562 million • Strong Operating income and margin growth • Diluted EPS and Adjusted EPS rose 108% and 103%, respectively • Healthy pipeline highlights quality of client dialogues ▪ Robust event-driven activity continued in second quarter 2018 • Elevated activity across both funds and equities ▪ U.S. corporate tax cuts a significant positive • Raising three-year Adjusted EPS growth objective • Creates additional flexibility to invest ▪ Revising fiscal year 2018 financial guidance • New outlook incorporates strong first half results as well as benefit from lower tax rates 4

© 2017 | Business Update ▪ ICS total revenues up 14% • Recurring revenue growth of 5% excluding customer communications ◦ Regulatory communications revenues up 6% as fund flows remained strong ◦ 1% decline in customer communications revenues due to expected roll-off of BRCC revenues • $68 million increase in event-driven revenues ▪ Continued strong 10% revenue growth in GTO • Organic growth of 8% driven by Closed sales and contribution from higher equity trading volumes • New wins underscore continued growth of Broadridge's Capital Markets franchise ▪ Driving leadership in Governance and Capital Markets • Blockchain pilot, digital investments, and enhanced repo capabilities highlight continuing innovation 5

© 2017 | Tax Act Impact to Broadridge 2017 2018 2019 $ in millions FY 2Q 1H FYOutlook FY Indicative Effective Tax Rate (GAAP) 33.1% 40.0% 37.0% ~28% Effective Tax Rate (GAAP) 33.1% 40.0% 37.0% ~28% Net Tax Charges1 - ($16) ($16) ($16) Tax Rate Excluding Non-Recurring Gains & Charges2 33.7% 24.3% 28.0% ~25% ~23% Effective Tax Rate (GAAP) 33.1% 40.0% 37.0% ~28% Net Tax Charges1 - ($16) ($16) ($16) Excess Tax Benefits from stock-based compensation - $1 $3 ~$20 Tax Rate Excluding ETB and Non-Recurring Gains & Charges2 33.7% 25.8% 29.6% ~28% ~24% 1 Net charges of $16 million in FY2018 related to the change in U.S. tax law 2 FY17 GAAP Tax rate was impacted by the recognition of the non-cash, nontaxable $9.3 million investment gain. Excluding that gain the tax rate was 33.7% 6

© 2017 | Second Quarter 2018 Revenue Growth Drivers ▪ Second Quarter 2018 Recurring fee revenues grew 5% to $562 million ▪ Second Quarter 2018 Total revenues grew 13% to $1.01 billion 2Q17 Total Revs. Recurring Event-Driven Distribution FX 2Q18 Total Revs. $1,013 M +3% +8% +3% 0% 2Q17 Recurring Revs. Closed Sales Client Losses Internal Growth Acquisitions 2Q18 Recurring Revs. $893 M $536 M $562 M +6% -3% +1% +1% +5% +13% 7 Note: Amounts may not sum due to rounding Organic Growth: 4%

© 2017 | 1H 2018 Revenue Growth Drivers ▪ Six Months Fiscal 2018 Recurring fee revenues grew 5% to $1.11 billion ▪ Six Months Fiscal 2018 Total revenues grew 8% to $1.94 billion 2Q17 Total Revs. Recurring Event-Driven Distribution FX 2Q18 Total Revs. $1,938 M+3% +5% 0% 0% 2Q17 Recurring Revs. Closed Sales Client Losses Internal Growth Acquisitions 2Q18 Recurring Revs. $ 1,788M $1,053 M $1,110 M +6% -3% +1% +1% +5% +8% 8 Note: Amounts may not sum due to rounding Organic Growth: 4%

© 2017 | Second Quarter 2018 GAAP and Adjusted Operating Income and Adjusted EPS $ in millions, except per share amounts Year-over-Year Change in Operating Income and Adjusted Operating Income Year-over-Year Change in EPS and Adjusted EPS Operating Income Adj. Operating Income $150 $125 $100 $75 $50 $25 2Q 2017 2Q 2018 $59 $115 $84 $137 Diluted EPS Adjusted EPS $0.90 $0.80 $0.70 $0.60 $0.50 $0.40 $0.30 $0.20 $0.10 2Q 2017 2Q 2018 $0.25 $0.52 $0.39 $0.79 +63% +96% 9 +103% +108%

© 2017 | Six Months Fiscal Year 2018 GAAP and Adjusted Operating Income and Adjusted EPS $ in millions, except per share amounts Year-over-Year Change in Operating Income and Adjusted Operating Income Year-over-Year Change in EPS and Adjusted EPS Operating Income Adj. Operating Income $250 $225 $200 $175 $150 $125 $100 1H 2017 1H 2018 $125 $200 $166 $243 Diluted EPS Adjusted EPS $1.45 $1.25 $1.05 $0.85 $0.65 $0.45 $0.25 1H 2017 1H 2018 $0.52 $0.93 $0.75 $1.32 +47% +60% 10 +76% +79%

© 2017 | ($ in millions) Investor Communication Solutions ("ICS") 2Q 1H 2017 2018 Change 2017 2018 Change Recurring fee revenues $329 $334 2% $653 $667 2% Event-driven fee revenues 30 97 227% 67 157 133% Distribution revenues 346 370 7% 702 705 0% Total revenues $704 $802 14% $1,422 $1,529 7% Earnings before income taxes $20 $72 255% $55 $118 114% Pre-tax margins 2.9% 9.0% 3.9% 7.7% Global Technology and Operations ("GTO") 2Q 1H 2017 2018 Change 2017 2018 Change Total revenues $207 $228 10% $400 $443 11% Earnings before income taxes $44 $51 14% $81 $96 19% Pre-tax margins 21.4% 22.2% 20.1% 21.6% Segment Results Note: Amounts may not sum due to rounding 11

© 2017 | Capital Allocation and Summary Balance Sheet Select Uses of Cash through Second Quarter FY2018 Summary Balance Sheet as of December 31, 2017 Assets Cash and cash equivalents $ 366 Other assets 2,883 Total assets $ 3,250 Liabilities and Stockholders' Equity Total debt outstanding $ 1,223 Other liabilities 953 Total liabilities $ 2,176 Total stockholders' equity $ 1,074 $ in millions Note: Amounts may not sum due to rounding 12 $0 $20 $40 $60 $80 $100 CapEx and Software M&A Dividends $52 $30 $80

© 2017 | Fiscal Year 2018 Guidance Original Revised Recurring fee revenue growth 4 - 6% 4 - 6% Total revenue growth 2 - 3% 2 - 4% Operating income margin - GAAP ~14% ~14% Adjusted Operating income margin - Non-GAAP ~16% ~16% Diluted earnings per share growth* 15 - 19% 22 - 26% Adjusted earnings per share growth* - Non-GAAP 15 - 19% 27 - 31% Free cash flow* - Non-GAAP $400 - $450M $500 - $550M Closed sales $170 - $210M $170 - $210M * Revised FY2018 guidance includes projected $20 million, or $0.17 per share, from excess tax benefits from stock-based compensation 13

© 2017 | FY17-FY20 Three Year Growth Objectives FY17 - FY20 Three Year Objectives Updated for Change in U.S. Tax Law Recurring fee revenue growth 7 - 9% Total revenue growth 5 - 7% Adjusted Operating income margin expansion ~50bps/yr Adjusted EPS Growth 9 - 13% 14 - 18% Note: Three Year objectives are compound annual growth rates (CAGRs), except margin 14

© 2017 | Closing Summary ▪ Strong second quarter results • Total revenue growth of 13% ◦ Record event-driven revenues in first half of fiscal year 2018 ◦ Recurring revenue growth of 5% • 103% growth in Adjusted EPS to $0.79 in the second quarter ▪ Revised financial guidance for fiscal year 2018 • 27-31% Adjusted EPS growth in fiscal year 2018 • Three-year Adjusted EPS growth CAGR objective raised to 14-18% ▪ Building long-term value around our Governance and Capital Markets franchises • Continued focus on reinvestment to ensure growth 15

© 2017 | Appendix 16

© 2017 | ($ in millions) Investor Communication Solutions ("ICS") Q1 2017 Q2 2017 Q3 2017 Q4 2017 Q1 2018 Q2 2018 Recurring fee revenues $324 $329 $383 $589 $333 $334 Event-driven fee revenues 37 30 61 91 59 97 Distribution revenues 357 346 376 476 334 370 Total revenues $718 $704 $820 $1,156 $726 $802 Earnings before income taxes $35 $20 $75 $298 $46 $72 Pre-tax margins 4.8% 2.9% 9.2% 25.8% 6.3% 9.0% Global Technology and Operations ("GTO") Q1 2017 Q2 2017 Q3 2017 Q4 2017 Q1 2018 Q2 2018 Total revenues $193 $207 $209 $217 $215 $228 Earnings before income taxes $36 $44 $43 $39 $45 $51 Pre-tax margins 18.8% 21.4% 20.5% 18.0% 20.9% 22.2% Historical Segment Results: Q1 FY2017 - Q2 FY2018 Note: Amounts may not sum due to rounding 17

© 2017 | Reconciliation of GAAP to Non-GAAP Measures $ in millions, except per share amounts Three Months Ended December 31, Six Months Ended December 31, 2017 2016 2017 2016 Operating income (GAAP) $ 115.1 $ 58.8 $ 199.5 $ 124.9 Adjustments: Amortization of Acquired Intangibles and Purchased Intellectual Property 19.7 20.4 39.2 33.1 Acquisition and Integration Costs 2.6 5.0 4.7 7.8 Adjusted Operating income (Non-GAAP) $ 137.5 $ 84.2 $ 243.4 $ 165.8 Operating income margin (GAAP) 11.4% 6.6% 10.3% 7.0% Adjusted Operating income margin (Non-GAAP) 13.6% 9.4% 12.6% 9.3% Three Months Ended December 31, Six Months Ended December 31, 2017 2016 2017 2016 Net earnings (GAAP) $ 62.1 $ 30.1 $ 112.0 $ 63.8 Adjustments: Amortization of Acquired Intangibles and Purchased Intellectual Property 19.7 20.4 39.2 33.1 Acquisition and Integration Costs 2.6 5.0 4.7 7.8 Taxable adjustments 22.4 25.3 43.8 40.9 Tax Act items 16.1 — 16.1 — Tax impact of adjustments (a) (5.9) (8.7) (13.0) (14.1) Adjusted Net earnings (Non-GAAP) $ 94.7 $ 46.8 $ 158.9 $ 90.7 Three Months Ended December 31, Six Months Ended December 31, 2017 2016 2017 2016 Diluted earnings per share (GAAP) $ 0.52 $ 0.25 $ 0.93 $ 0.52 Adjustments: Amortization of Acquired Intangibles and Purchased Intellectual Property 0.16 0.17 0.33 0.27 Acquisition and Integration Costs 0.02 0.04 0.04 0.06 Taxable adjustments 0.19 0.21 0.37 0.34 Tax Act items 0.13 — 0.13 — Tax impact of adjustments (a) (0.05) (0.07) (0.11) (0.12) Adjusted earnings per share (Non-GAAP) $ 0.79 $ 0.39 $ 1.32 $ 0.75 (Unaudited - Note: Amounts may not sum due to rounding) 18 (a) Calculated using the GAAP effective tax rate, adjusted to exclude the net $16.1 million charges associated with the Tax Act, as well as $1.5 million and $3.0 million of excess tax benefits associated with stock-based compensation for the three and six months ended December 31, 2017. For purposes of calculating the Adjusted earnings per share, the same adjustments were made on a per share basis.

© 2017 | Reconciliation of GAAP to Non-GAAP Measures Six Months Ended December 31, 2017 2016 Net cash flows provided by (used in) operating activities (GAAP) $ 141.8 $ (5.5) Capital expenditures and Software purchases and capitalized internal use software (52.5) (32.0) Free cash flow (Non-GAAP) $ 89.3 $ (37.5) (Unaudited - Note: Amounts may not sum due to rounding) 19

© 2017 | Reconciliation of GAAP to Non-GAAP Measures - Revised FY18 Guidance (Unaudited) Adjusted Earnings Per Share Growth Rate (1) (2) Diluted earnings per share (GAAP) 22% - 26% Adjusted earnings per share (Non-GAAP) 27% - 31% Adjusted Operating Income Margin (3) Operating income margin % (GAAP) ~14% Adjusted Operating income margin % (Non-GAAP) ~16% Free Cash Flow (2) Net cash flows provided by operating activities (GAAP) $610 - $680 million Capital expenditures and Software purchases and capitalized internal use software (110) - (130) million Free cash flow (Non-GAAP) $500 - $550 million (1) Adjusted EPS growth (Non-GAAP) is adjusted to exclude the projected impact of Amortization of Acquired Intangibles and Purchased Intellectual Property, Acquisition and Integration Costs and Tax Act items, and is calculated using diluted shares outstanding. Fiscal year 2018 Non-GAAP Adjusted EPS guidance estimates exclude Amortization of Acquired Intangibles and Purchased Intellectual Property, Acquisition and Integration Costs, net of taxes, and Tax Act items of approximately $0.65 per share. (2) Revised guidance includes projected $20 million, or $0.17 per share, from excess tax benefits from stock-based compensation. 20 (3) Adjusted Operating income margin (Non-GAAP) is adjusted to exclude the projected impact of Amortization of Acquired Intangibles and Purchased Intellectual Property, and Acquisition and Integration Costs. Fiscal year 2018 Non-GAAP Adjusted Operating income margin guidance estimates exclude Amortization of Acquired Intangibles and Purchased Intellectual Property, and Acquisition and Integration Costs of approximately $90 million.

© 2017 | Broadridge Investor Relations W. Edings Thibault Investor Relations Tel: 516-472-5129 Email: edings.thibault@broadridge.com 21